Exhibit 99.2

NYRT
NEW YORK REIT

Q2 2015 SUPPLEMENTAL INFORMATION

Subway

Financial Period ended June 30, 2015 (unaudited)

New York REIT, Inc.

Table of Contents

	Page		Page
Financial Information:		Portfolio Metrics:
Company Overview	1	Square Footage Summary	17
Key Financial Metrics	2	Major Tenant Summary	18
Consolidated Balance Sheets	3	Tenant Industry Concentration	19
Consolidated Income Statements	4	Lease Expirations — Next Five Years	20
Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements	5	Lease Expirations — Quarterly through 2016	21
Reconciliation of Net Income (Loss) to FFO and AFFO	6	Leasing Activity	22
Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI	7	Tenant Improvements, Leasing Commissions and Capital Expenditures	23
Supplemental Cash NOI Information	8	Property Table	24
Same Store Statistics — Sequential Quarters	9	Definitions	26
Same Store Statistics — Year over Year	10	Management / Board of Directors	29
Dividends and Payout Ratios	11
Debt Analysis	12
Mortgage Debt Summary	13
Leverage Metrics	14
Credit Facility and Liquidity Analysis	15
Debt Maturities	16

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

(i)

New York REIT, Inc.

Company Overview
OVERVIEW

New York REIT, Inc. (NYSE: NYRT) (the “Company”) is a publicly traded real estate investment trust focused on acquiring and operating commercial real estate in New York City. The Company seeks to provide its shareholders with both stable dividend income and appreciation potential. The Company’s focused strategy enhances its effectiveness and provides investors with a pure play investment opportunity in New York City, one of the world's most dynamic real estate markets.

SNAPSHOT (June 30, 2015)

New York City Focus(1)	100%	Enterprise Value(3)	$2.9 billion
Manhattan Focus(1)	96%	Combined Debt/Enterprise Value(4)	43%
Square Feet(2)	3.4 million	Monthly Dividend per Share	$0.038
Number of Buildings	23	Annualized Dividend per Share	$0.46
Q2 2015 Ending Occupancy(5)	97.2%	Dividend Yield(6)	4.6%
Weighted Average Remaining Lease Term	9.5 years	Fully Diluted Shares and Units Outstanding	167.7 million
Company Website	www.nyrt.com

______________

(1)	Based on square footage.

(2)	Includes pro rata share of unconsolidated joint venture.

(3)	Based on the June 30, 2015 closing price of $9.95 per share and June 30, 2015 fully diluted share count and combined debt balances.

(4)	Based on combined debt, which includes pro rata share of unconsolidated debt, as a percentage of enterprise value.

(5)	Inclusive of leases signed but not yet commenced.

(6)	Based on the June 30, 2015 closing price of $9.95 per share.

New York REIT, Inc.

Key Financial Metrics
(dollar amounts in thousands, except per share information)

	Q2 2015		Q2 2015
OPERATING RESULTS		COMMON SHARE PRICE AND DIVIDENDS
Revenues	$43,677	At the end of the period	$9.95
NOI	$36,989	High during period	10.61
Cash NOI	$32,313	Low during period	8.87
Adjusted Cash NOI(1)	$34,193	Annualized dividend per share	0.46
Adjusted EBITDA	$30,682	Annualized dividend yield(3)	4.6%

Monthly dividends paid per share	$0.038	LEVERAGE INFORMATION
		Combined basis(4)
Core FFO	$23,460	Total debt	$1,234,873
Core FFO per diluted share	$0.14	Cash	(27,486)
		Net debt	1,207,387
AFFO	$20,756	Debt/enterprise value	43%
AFFO per diluted share	$0.12	Interest coverage ratio on combined debt	3.1 X
		Fixed charge coverage ratio on combined debt	3.1 X
MARKET CAPITALIZATION		Weighted average interest rate	3.2%
Share price(2)	$9.95	Weighted average remaining debt term (years)	4.1
Fully diluted common shares and units outstanding	167,673,309	Weighted average remaining debt term - including extensions (years)	4.6
Total equity market capitalization	$1,668,349
Consolidated debt	$806,998	LIQUIDITY
Proportionate share of unconsolidated joint venture mortgage debt	$427,875	Cash	$27,486
Combined enterprise value	$2,903,222	Undrawn financing commitments	70,000
______________

(1)	Adjusted for free rent.

(2)	Closing price on June 30, 2015.

(3)	Based on the June 30, 2015 closing price of $9.95 per share.

(4)	Combined metrics include pro rata share of unconsolidated joint venture debt.

New York REIT, Inc.

Consolidated Balance Sheets
(in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
ASSETS
Real estate investments, at cost(1)
Land	$494,065	$494,065	$494,065	$498,820	$425,814
Buildings, fixtures and improvements	1,247,070	1,243,412	1,235,918	1,223,365	990,451
Acquired intangible assets	156,657	158,383	158,383	151,346	127,004
Total real estate investments, at cost	1,897,792	1,895,860	1,888,366	1,873,531	1,543,269
Less: accumulated depreciation and amortization	(166,680)	(146,445)	(124,178)	(102,191)	(81,326)
Total real estate investments, net	1,731,112	1,749,415	1,764,188	1,771,340	1,461,943

Cash and cash equivalents	27,486	49,360	22,512	26,111	50,616
Investment in unconsolidated joint venture	226,306	225,736	225,501	228,749	228,834
Preferred equity investment	—	—	35,100	35,100	33,600
Other assets	76,745	68,312	73,534	67,463	53,375
Total assets	$2,061,649	$2,092,823	$2,120,835	$2,128,763	$1,828,368
LIABILITIES AND EQUITY
Mortgage notes payable	$171,998	$172,121	$172,242	$172,363	$172,482
Credit facility	635,000	635,000	635,000	625,000	305,000
Market lease intangibles, net	77,921	80,456	84,220	81,813	66,953
Other liabilities	33,689	35,834	32,420	28,259	31,141
Derivatives, at fair value	1,751	2,175	1,276	14,224	39,777
Total liabilities	920,359	925,586	925,158	921,659	615,353

Common stock	1,626	1,625	1,622	1,620	1,620
Additional paid-in capital	1,402,791	1,401,635	1,401,619	1,400,400	1,399,480
Accumulated other comprehensive loss	(1,570)	(1,805)	(816)	(359)	(1,446)
Accumulated deficit	(309,669)	(282,323)	(255,478)	(209,463)	(200,524)
Total stockholders' equity	1,093,178	1,119,132	1,146,947	1,192,198	1,199,130
Non-controlling interests	48,112	48,105	48,730	14,906	13,885
Total equity	1,141,290	1,167,237	1,195,677	1,207,104	1,213,015
Total liabilities and equity	$2,061,649	$2,092,823	$2,120,835	$2,128,763	$1,828,368
_____________________

(1)
The allocations to land, buildings, fixtures and improvements and acquired intangible assets were previously provisionally allocated, pending receipt of additional information, which was received in the fourth quarter of 2014.

New York REIT, Inc.

Consolidated Income Statements(1)
(in thousands, except for share and per share information)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Revenues
Rental income	$32,130	$32,531	$33,700	$30,246	$26,104
Hotel revenue	7,363	4,209	7,244	6,051	6,542
Operating expense reimbursements and other revenue	4,184	4,162	4,568	4,217	3,303
Total revenues	43,677	40,902	45,512	40,514	35,949
Operating expenses
Property operating	10,098	10,969	10,750	9,297	8,304
Hotel operating	6,495	5,670	6,554	6,260	5,775
Operating fees to the Advisor	3,101	3,144	3,143	2,980	2,274
Acquisition and transaction related	96	125	1	4,436	11,577
Asset management fee earnout(2)	—	—	—	—	11,500
Change in value of listing promote(3)	—	—	20,079	(24,700)	38,100
General and administrative	3,014	3,702	1,676	864	876
Equity-based compensation(4)	2,189	248	3,203	2,475	1,882
Depreciation and amortization	22,154	20,732	21,907	21,657	20,222
Total operating expenses	47,147	44,590	67,313	23,269	100,510
Operating income (loss)	(3,470)	(3,688)	(21,801)	17,245	(64,561)
Other income (expense)
Interest expense	(6,024)	(5,933)	(6,561)	(8,407)	(4,813)
Income (loss) from unconsolidated joint venture	570	235	(378)	(85)	948
Income from preferred equity investment, investment securities and interest	8	930	836	769	677
Gain (loss) on derivative instruments	—	(4)	—	—	1
Total other expense	(5,446)	(4,772)	(6,103)	(7,723)	(3,187)
Net income (loss)	(8,916)	(8,460)	(27,904)	9,522	(67,748)
Net loss attributable to non-controlling interests(5)	257	261	574	173	511
Net income (loss) attributable to stockholders	$(8,659)	$(8,199)	$(27,330)	$9,695	$(67,237)
Basic weighted average shares	162,156,470	162,092,424	162,019,399	161,975,420	168,972,601
Adjustments to fully diluted shares(6)	5,466,016	5,253,200	3,721,376	2,366,048	1,376,573
Fully diluted weighted average shares	167,622,486	167,345,624	165,740,775	164,341,468	170,349,174

Net income (loss) per basic share attributable to stockholders	$(0.05)	$(0.05)	$(0.17)	$0.06	$(0.40)
Net income (loss) per diluted share attributable to stockholders(7)	$(0.05)	$(0.05)	$(0.17)	$0.05	$(0.40)
______________

(1)	Certain prior quarter amounts have been reclassified to conform with the current quarter presentation.

(2)	Represents the value of previously issued Class B units, which vested upon the achievement of the performance condition upon the listing. This is a non-cash expense.

(3)
Represents the change in the estimated value of the listing promote at June 30, 2014 and September 30, 2014 based on the closing share price of $11.06 and $10.28 on those days, respectively. The final value of the listing promote was determined in the fourth quarter of 2014. This is a non-cash expense.

(4)	Amounts represent the portion of non-cash expense related to the outperformance plan which vests over five years and other non-cash equity-based compensation.

(5)	Includes amounts allocated to minority interest holders of 163 Washington Street, operating partnership unitholders and participating LTIP unitholders.

(6)	Includes LTIPs at their participation rate beginning in Q3 2014.

(7)	Adjustments to fully diluted shares are excluded from the calculation of diluted loss per share attributable to stockholders as their effect would have been antidilutive.

New York REIT, Inc.

Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements
(in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Unconsolidated Joint Venture Condensed Balance Sheet
Real estate assets, at cost	$713,339	$704,257	$704,143	$698,939	$697,643
Less accumulated depreciation and amortization	(107,075)	(102,127)	(97,181)	(92,066)	(87,351)
Total real estate assets, net	606,264	602,130	606,962	606,873	610,292
Other assets	269,005	261,698	255,784	263,068	253,620
Total assets	$875,269	$863,828	$862,746	$869,941	$863,912

Debt	$875,000	$875,000	$875,000	$875,000	$875,000
Other liabilities	18,807	10,765	12,442	16,772	13,129
Total liabilities	893,807	885,765	887,442	891,772	888,129
Deficit	(18,538)	(21,937)	(24,696)	(21,831)	(24,217)
Total liabilities and deficit	$875,269	$863,828	$862,746	$869,941	$863,912

Company's basis	$226,306	$225,736	$225,501	$228,749	$228,834

Unconsolidated Joint Venture Condensed Statement of Operations
Revenue:
Rental income	$30,751	$30,514	$29,237	$28,867	$27,739
Other revenue	1,232	1,217	1,246	1,242	1,229
Total revenue	31,983	31,731	30,483	30,109	28,968
Operating expenses:
Operating expense	11,727	12,241	12,212	11,407	10,779
Depreciation and amortization	6,864	6,850	7,946	6,261	6,260
Total operating expenses	18,591	19,091	20,158	17,668	17,039
Operating income	13,392	12,640	10,325	12,441	11,929
Interest expense	(9,992)	(9,882)	(10,101)	(10,102)	(9,992)
Net income	3,400	2,758	224	2,339	1,937
Preferred return	(3,894)	(3,851)	(3,936)	(3,936)	(1,334)
Net income (loss) to members	$(494)	$(1,093)	$(3,712)	$(1,597)	$603

Company's preferred return	$3,894	$3,851	$3,936	$3,936	$3,894
Company's share of net income (loss)	(242)	(534)	(1,816)	(780)	295
Amortization of difference in basis	(3,082)	(3,082)	(2,498)	(3,241)	(3,241)
Company's income (loss) from Worldwide Plaza	$570	$235	$(378)	$(85)	$948

Supplemental information:
Straight-line rent included in rental income above	$1,581	$1,460	$1,628	$1,390	$1,550

New York REIT, Inc.

Reconciliation of Net Income (Loss) to FFO and AFFO
(in thousands, except share and per share information)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Net income (loss)	$(8,916)	$(8,460)	$(27,904)	$9,522	$(67,748)
Depreciation and amortization, net of adjustments related to joint venture	22,140	20,723	21,899	21,649	20,213
Depreciation and amortization related to unconsolidated joint venture(1)	6,443	6,431	6,384	6,302	6,302
Funds from operations (FFO)	19,667	18,694	379	37,473	(41,233)
Acquisition and transaction related expenses	96	125	1	4,436	11,577
Asset management fee earnout	—	—	—	—	11,500
Change in value of listing promote	—	—	20,079	(24,700)	38,100
Gain on sale of investment securities	—	(48)	—	—	—
Non-recurring revenue and other income	—	(158)	(702)	(855)	—
Non-recurring general and administrative expense(2)	1,500	500	—	—	—
Non-recurring straight-line rent bad debt expense	8	529	—	—	—
Non-recurring deferred financing cost expense	—	—	492	3,108	—
Non-cash compensation expense(3)	2,189	248	3,202	2,475	1,882
Core FFO	23,460	19,890	23,451	21,937	21,826
Plus:
Non-cash portion of interest expense	1,162	1,138	1,159	1,275	1,424
Class B dividends	—	—	—	—	19
Seller free rent credit	872	3,679	3,679	2,277	—
Minus:
Amortization of market lease intangibles	(1,842)	(2,124)	(2,724)	(2,296)	(2,267)
Mark-to-market adjustments	—	4	—	—	(1)
Straight-line rent	(2,856)	(5,870)	(7,616)	(5,926)	(2,533)
Straight-line ground rent	787	987	1,087	1,087	1,087
Tenant improvements - second generation	—	—	(102)	(305)	(363)
Leasing commissions - second generation	(3)	(3)	(110)	(48)	(245)
Building improvements - second generation	(51)	(9)	—	(10)	—
Proportionate share of straight-line rent related to unconsolidated joint venture	(773)	(714)	(796)	(680)	(758)
Adjusted funds from operations (AFFO)	$20,756	$16,978	$18,028	$17,311	$18,189

Fully diluted shares	167,622,486	167,345,624	165,740,775	164,341,468	170,349,174
FFO per diluted share	$0.12	$0.11	$—	$0.23	$(0.24)
Core FFO per diluted share	$0.14	$0.12	$0.14	$0.13	$0.13
AFFO per diluted share	$0.12	$0.10	$0.11	$0.11	$0.11
______________________

(1)	Proportionate share of depreciation and amortization related to unconsolidated joint venture and amortization of difference in basis.

(2)	Estimate of non-recurring audit fee.

(3)
During the second quarter 2015, the Company began excluding equity-based compensation from its calculation of Core FFO as these non-cash expenses are volatile in nature due to fair value estimates relating to non-employee restricted share grants and the OPP. As a result of this change, the Company reclassified these prior period amounts from its reconciliation to AFFO to its reconciliation to Core FFO.

New York REIT, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA, NOI and Cash NOI
(in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Combined:
Net income (loss)	$(8,916)	$(8,460)	$(27,904)	$9,522	$(67,748)
Acquisition and transaction related	96	125	1	4,436	11,577
Asset management fee earnout	—	—	—	—	11,500
Depreciation and amortization	22,154	20,732	21,907	21,657	20,222
Interest expense	6,024	5,933	6,561	8,407	4,813
Loss (gain) on derivative instruments	—	4	—	—	(1)
Change in value of listing promote	—	—	20,079	(24,700)	38,100
Adjustments related to unconsolidated joint venture(1)	11,324	11,264	11,323	11,242	11,189
Adjusted EBITDA	30,682	29,598	31,967	30,564	29,652
General and administrative	3,014	3,702	1,676	864	876
Equity-based compensation	2,189	248	3,203	2,475	1,882
Asset management fee to the Advisor	3,101	3,144	3,143	2,980	2,274
Income from preferred equity investment, investment securities and interest	(8)	(930)	(836)	(769)	(677)
Preferred return on unconsolidated joint venture	(3,894)	(3,851)	(3,936)	(3,936)	(3,894)
Proportionate share of other adjustments related to unconsolidated joint venture	1,905	1,883	1,925	1,924	652
NOI	36,989	33,794	37,142	34,102	30,765
Amortization of above/below market lease assets and liabilities	(1,842)	(2,124)	(2,724)	(2,296)	(2,267)
Straight-line rent	(2,848)	(5,341)	(7,616)	(5,926)	(2,533)
Straight-line ground rent	787	987	1,087	1,087	1,087
Proportionate share of straight-line rent related to unconsolidated joint venture	(773)	(714)	(796)	(680)	(758)
Cash NOI	$32,313	$26,602	$27,093	$26,287	$26,294
______________

(1)	Proportionate share of adjustments related to unconsolidated joint venture and amortization of difference in basis.

Consolidated adjusted EBITDA for the second quarter 2015 was $18,780, reflecting net loss of $8,916 increased by depreciation and amortization of $22,154, interest expense of $6,024 and acquisition and transaction related costs of $96. Consolidated adjusted EBITDA was decreased by the Company's share of income in its joint venture of $570 and income from investment securities of $8.

New York REIT, Inc.

Supplemental Cash NOI Information
(in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Supplemental information:
Cash NOI - Office(1)	$27,578	$24,074	$22,206	$22,423	$21,273
Cash NOI - Stand-alone retail	2,727	2,660	2,785	2,699	2,763
Cash NOI - Hotel	1,543	(586)	1,665	767	1,741
Cash NOI - Other(2)	465	454	437	398	517
Cash NOI	$32,313	$26,602	$27,093	$26,287	$26,294
Cash NOI - Excluding Hotel	$30,770	$27,188	$25,428	$25,520	$24,553
Free rent	1,880	4,498	6,269	4,217	1,861
Adjusted Cash NOI	$34,193	$31,100	$33,362	$30,504	$28,155
Adjusted Cash NOI - Excluding Hotel	$32,650	$31,686	$31,697	$29,737	$26,414

Annualized Cash NOI(3)	$129,252	$106,408	$108,372	$105,148	$105,176
Annualized Cash NOI - Excluding Hotel(3)	$123,080	$108,752	$101,712	$102,080	$98,212

Annualized Adjusted Cash NOI(3)	$136,772	$124,400	$133,448	$122,016	$112,620
Annualized Adjusted Cash NOI - Excluding Hotel(3)	$130,600	$126,744	$126,788	$118,948	$105,656
______________

(1)	Includes retail suites associated with office properties and the Company's pro rata share of its unconsolidated joint venture.

(2)	Includes 163 Washington Street multi-family residential property and parking garages.

(3)	Annualized metrics calculated by taking current quarter and multiplying by four.

New York REIT, Inc.

Same Store Statistics — Sequential Quarters(1)
(dollar amounts in thousands)

	Q2 2015	Q1 2015	Change	% change
Total portfolio square footage / total buildings	3,414,373(2) / 23	3,415,903(2) / 23
Same store square footage / same store buildings	3,285,761(2) / 22	3,287,291(2) / 22
Same store occupancy at quarter end(3)	97.2%	95.2%

Total GAAP operating revenue	$51,954	$52,209	$(255)	(0.5)%
Less: Straight line rent adjustment	(3,621)	(6,055)
Less: Above/below market lease amortization	(1,729)	(2,012)
Total cash operating revenue	$46,604	$44,142	$2,462	5.6%

Total operating expenses	$15,834	$16,954	$(1,120)	(6.6)%

Same store NOI	$36,120	$35,255	$865	2.5%
Same store Cash NOI	$30,770	$27,188	$3,582	13.2%

Same store Cash NOI — Including Hotel	$32,313	$26,602	$5,711	21.5%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.
Note: A reconciliation of Net Income (Loss) to Cash NOI, a non-GAAP measure, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Same Store Statistics — Year Over Year(1)
(dollar amounts in thousands)

	Q2 2015	Q2 2014	Change	% change
Total portfolio square footage / total buildings	3,414,373(2) / 23	3,144,572 / 23
Same store square footage / same store buildings	3,004,467(2) / 21	3,015,960 / 21
Same store occupancy at quarter end(3)	97.0%	93.6%

Total GAAP operating revenue	$45,532	$43,573	$1,959	4.5%
Less: Straight line rent adjustment	(1,968)	(3,291)
Less: Above/below market lease amortization	(1,315)	(2,156)
Total cash operating revenue	$42,249	$38,126	$4,123	10.8%

Total operating expenses	$14,664	$13,573	$1,091	8.0%

Same store NOI	$30,868	$30,000	$868	2.9%
Same store cash NOI	$27,585	$24,553	$3,032	12.3%

Same store Cash NOI — Including Hotel	$29,128	$26,294	$2,834	10.8%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.
Note: A reconciliation of Net Income (Loss) to Cash Net Operating Income, a non-GAAP measure, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Dividends and Payout Ratios
(dollar amounts in thousands, except per share information)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Dividends paid in cash	$18,645	$18,634	$18,629	$18,626	$17,050
Dividends reinvested	—	—	—	—	4,935
LTIP dividends paid	280	102	102	170	—
OP dividends paid	488	491	265	146	117
Restricted stock dividends paid	6	20	35	8	2
Total dividends paid	$19,419	$19,247	$19,031	$18,950	$22,104

Weighted average fully diluted shares	167,622,486	167,345,624	165,740,775	164,341,468	170,349,174

Dividends per fully diluted share	$0.1158	$0.1150	$0.1148	$0.1153	$0.1298

Core FFO per fully diluted share	$0.14	$0.12	$0.13	$0.12	$0.12
AFFO per fully diluted share	$0.12	$0.10	$0.11	$0.11	$0.11

Payout ratios
Quarterly dividend per share	$0.115	$0.115	$0.115	$0.115	$0.115
Core FFO payout ratio(1)	83%	97%	81%	86%	101%
AFFO payout ratio	94%	113%	106%	109%	108%
____________________________

(1)
During the second quarter 2015, the Company began excluding equity-based compensation from its calculation of Core FFO as these non-cash expenses are volatile in nature due to fair value estimates relating to non-employee restricted share grants and the OPP. As a result of this change, the Company reclassified these prior period amounts from its reconciliation to AFFO to its reconciliation to Core FFO.

New York REIT, Inc.

Debt Analysis
(dollar amounts in thousands)

	Q2 2015	Weighted Average Remaining Term (Years)(1)	Weighted Average Rate	% of Total Debt
Consolidated mortgage debt	$171,998	2.5	3.6%	13.9%
Consolidated credit facility term debt - fixed rate	80,000	3.1	3.4%	6.5%
Consolidated credit facility term debt - floating rate	225,000	3.1	1.9%	18.3%
Consolidated credit facility revolving debt - floating rate	330,000	1.1	1.9%	26.7%
Total consolidated debt	806,998	2.2	2.4%	65.4%

Company's share of unconsolidated joint venture mortgage debt	427,875	7.7	4.6%	34.6%
Combined debt	$1,234,873	4.1	3.2%	100.0%

Fixed rate debt (including pro rata share of unconsolidated debt)	$679,873
Floating rate debt	$555,000

% fixed rate debt (including pro rata share of unconsolidated debt)	55%
% floating rate debt	45%

Average fixed rate (including pro rata share of unconsolidated debt)	4.2%
Average floating rate	1.9%
___________________________

(1)	Excludes extension options. The weighted-average remaining term of combined debt, including extension options, is 4.6 years.

New York REIT, Inc.

Mortgage Debt Summary
(dollar amounts in thousands)

	Debt amount	Maturity	Effective interest rate
Consolidated mortgages:
229 West 36th Street	$35,000	12/27/2017	2.9%
256 West 38th Street	24,500	12/26/2017	3.1%
367-387 Bleecker Street	21,300	12/6/2015	4.3%
Design Center	20,000	12/1/2021	4.4%
1100 Kings Highway	20,200	8/1/2017	3.4%
One Jackson Square	13,000	12/1/2016	3.4%
350 West 42nd Street	11,365	8/29/2017	3.4%
Duane Reade	8,400	11/1/2016	3.6%
1623 Kings Highway	7,288	11/1/2017	3.3%
416 Washington Street	4,695	12/1/2021	4.4%
Foot Locker	3,250	6/6/2016	4.6%
Regal Parking Garage	3,000	7/6/2016	4.5%
Consolidated mortgage debt	171,998		3.6%

Pro rata share of unconsolidated joint venture mortgage debt:
One Worldwide Plaza	427,875	3/6/2023	4.6%

Combined mortgage debt	$599,873		4.3%

New York REIT, Inc.

Leverage Metrics
(dollar amounts in thousands)

	Q2 2015
	Consolidated Basis		Combined Basis
Interest coverage ratio
Interest expense(1)	$6,024		$6,024
Non-cash interest expense	(1,162)		(1,162)
Interest expense related to unconsolidated joint venture	—		4,886
Total interest	$4,862		$9,748
Adjusted EBITDA	$18,780		$30,682
Interest coverage ratio	3.9	X	3.1	X

Fixed charge coverage ratio
Total interest	$4,862		$9,748
Secured debt principal amortization	123		123
Total fixed charges	$4,985		$9,871
Adjusted EBITDA	$18,780		$30,682
Fixed charge coverage ratio	3.8	X	3.1	X

Net debt to adjusted EBITDA ratio
Company's pro rata share of total debt	$806,998		$1,234,873
Less: cash and cash equivalents	(27,486)		(27,486)
Net debt	$779,512		$1,207,387
Adjusted EBITDA annualized(2)	$75,120		$122,728
Net debt to adjusted EBITDA ratio	10.4	X	9.8	X

Debt to enterprise value
Company's pro rata share of debt	$806,998		$1,234,873
Equity(3)	1,668,349		1,668,349
Enterprise value(3)	$2,475,347		$2,903,222
Debt as % of enterprise value	32.6%		42.5%

Unencumbered real estate assets/total real estate assets:
Unencumbered real estate assets(4)	$1,476,939
Total real estate assets	$2,433,167
Unencumbered real estate assets/total real estate assets	61%
__________________

(1)	Excludes the Company’s share of unconsolidated joint venture debt.

(2)	Adjusted EBITDA during Q2 2015 annualized (multiplied by 4).

(3)	Based on the June 30, 2015 closing price of $9.95 per share and June 30, 2015 debt balances and share count.

(4)	No mortgage encumbrance.

New York REIT, Inc.

Credit Facility and Liquidity Analysis(1)
(dollar amounts in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Credit facility availability:
Credit facility commitments	$705,000	$705,000	$705,000	$705,000	$705,000
Outstanding balance on credit facility	635,000	635,000	635,000	625,000	305,000
Undrawn credit facility commitments	$70,000	$70,000	$70,000	$80,000	$400,000

Outstanding balance - term debt	$305,000	$305,000	$305,000	$305,000	$305,000
Outstanding balance - revolving debt	330,000	330,000	330,000	320,000	—
Total outstanding balance	$635,000	$635,000	$635,000	$625,000	$305,000

Liquidity:
Cash	$27,486	$49,360	$22,512	$26,111	$50,616
Undrawn credit facility commitments	70,000	70,000	70,000	80,000	400,000

		Actual - as of
	Required	June 30, 2015
Credit facility covenant ratios(1):
Consolidated leverage ratio	< 60%	51%
Fixed charge coverage ratio	> 1.5X	2.6 X
Tangible net worth	> $900,000	$1,259,858
Secured leverage ratio	< 60%	25%
Borrowing base advance rate	< 60%	52%
Debt service coverage ratio	> 1.4X	1.44
_______________

(1)
The Company’s credit facility covenant ratios are computed in accordance with the terms of the Company’s credit facility. The methodology for these computations may differ significantly from similarly titled ratios of other companies and throughout the Company’s supplemental.

New York REIT, Inc.

Debt Maturities
(dollar amounts in thousands)

	Total	2015	2016	2017	2018	2019	Thereafter
Consolidated mortgage debt	$171,998	$21,550	$28,167	$102,730	$4,573	$4,777	$10,201
Proportionate share of unconsolidated joint venture mortgage debt	427,875	—	—	—	4,860	6,837	416,178
Combined mortgage debt	599,873	21,550	28,167	102,730	9,433	11,614	426,379

Credit facility - revolving	330,000	—	330,000	—	—	—	—
Credit facility - term	305,000	—	—	—	305,000	—	—
Total credit facility	635,000	—	330,000	—	305,000	—	—
Total combined debt	$1,234,873	$21,550	$358,167	$102,730	$314,433	$11,614	$426,379
% Expiring	100.0%	1.7%	29.0%	8.3%	25.5%	0.9%	34.6%
% Expiring with extensions(1)	100.0%	1.7%	2.3%	8.3%	52.2%	0.9%	34.6%

Weighted average remaining term - excluding extensions (years)	4.1
Weighted average remaining term - including extensions (years)	4.6
Weighted average remaining term (years) (excluding credit facility)	6.2

Debt maturing	$1,234,873	$21,550	$358,167	$102,730	$314,433	$11,614	$426,379
Weighted average interest rate expiring	3.2%	4.3%	2.1%	3.2%	2.4%	4.5%	4.6%

Debt maturing (excluding credit facility)	$599,873	$21,550	$28,167	$102,730	$9,433	$11,614	$426,379
Weighted average interest rate expiring	4.3%	4.3%	3.7%	3.2%	4.5%	4.5%	4.6%
_________________________

(1)
The Company has, subject to certain conditions as outlined in its credit facility, the option to extend the maturity date of the revolving portion of its credit facility from August 2016 to August 2018.

New York REIT, Inc.

Square Footage Summary

As of June 30, 2015	Total	Manhattan	Brooklyn	Queens
Total square feet by property type:
Office	2,780,047	2,750,556	29,491	—
Retail (1)	331,952	263,104	59,081	9,767
Hotel	128,612	128,612	—	—
Parking	120,589	120,589	—	—
Residential	40,437	—	40,437	—
Storage	12,736	12,736	—	—
Total owned square feet (end of period) (2)	3,414,373	3,275,597	129,009	9,767

% of total square feet by property type:
Office	81%	84%	23%	—%
Retail (1)	10%	8%	46%	100%
Hotel	4%	4%	—%	—%
Parking	4%	4%	—%	—%
Residential	1%	—%	31%	—%
Storage	—%	—%	—%	—%
Total owned square feet (end of period) (2)	100%	95.9%	3.8%	0.3%
_____________

(1)	Includes 106,690 square feet of stand-alone retail and 225,262 square feet of retail associated with the Company’s office portfolio.

(2)	Excludes 15,055 square foot parking garage at 416 Washington Street, which is being operated under a management agreement with a third party.

All figures above include the Company’s proportionate share of its investment in an unconsolidated joint venture.

New York REIT, Inc.

Major Tenant Summary
(dollar amounts in thousands)

Top Ten Office Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Cravath, Swaine & Moore, LLP	One Worldwide Plaza	301,779	$28,881	16.0%
2	Nomura Holding America Inc.	One Worldwide Plaza	400,934	18,908	10.4%
3	Twitter, Inc.	245-249 West 17th Street	214,666	14,718	8.1%
4	Rentpath Inc.	1440 Broadway	170,734	12,038	6.7%
5	Macy's, Inc.	1440 Broadway	203,196	11,280	6.2%
6	The Segal Company (Eastern States) Inc.	333 West 34th Street	144,307	8,600	4.8%
7	Spring Studios New York LLC	50 Varick Street	158,573	7,668	4.2%
8	Metropolitan Transportation Authority (MTA)	333 West 34th Street	130,443	3,975	2.2%
9	Advance Magazine	1440 Broadway	72,194	3,778	2.1%
10	Liz Claiborne, Inc.	1440 Broadway	67,213	3,193	1.8%
	Total top ten office tenants		1,864,039	$113,039	62.5%

Top Ten Retail Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Room & Board, Inc.	245-249 West 17th Street	60,161	$4,658	2.6%
2	Sam Ash New York Megastores, LLC	333 West 34th Street	29,688	1,433	0.8%
3	Citibank, N.A.	1440 Broadway	11,533	1,150	0.6%
4	TD Bank, N.A.	One Jackson Square	4,158	1,131	0.6%
5	Duane Reade	Duane Reade	9,767	1,071	0.6%
6	Burberry Limited	367-387 Bleecker Street	4,726	1,017	0.6%
7	Early Bird Delivery Systems LLC, d/b/a Urban Express	229 W 36th Street	20,132	990	0.5%
8	Dodger Stage Holding Theatricals, Inc.	One Worldwide Plaza	27,841	938	0.5%
9	JP Morgan Chase Bank, N.A.	1100 Kings Highway	6,385	793	0.4%
10	The Dress Barn, Inc.	1100 Kings Highway	14,200	762	0.4%
	Total top ten retail tenants		188,591	$13,943	7.6%

New York REIT, Inc.

Tenant Industry Concentration

% of Annualized Cash Rent
Technology, Advertising, Media & Information ("TAMI")	28%
Legal Services	16%
Retail	15%
Finance, Insurance, Real Estate	14%
Professional Services	9%
Consumer Goods	4%
Education	3%
Food and Beverage	3%
Other	3%
Government	2%
Parking	2%
Health Services	1%
100%

New York REIT, Inc.

Lease Expirations — Next Five Years

	Total	2015	2016	2017	2018	2019	Thereafter
Combined:(1)
Leases expiring	134	7	10	17	15	6	79
Expiring Annualized Cash Rent (in thousands)(2) (3)(4)	$211,014	$14,397	$5,585	$7,254	$2,207	$1,326	$180,245
Expiring square feet(3)(4)	3,080,931	206,011	104,059	106,379	46,869	34,802	2,582,811
% of total square feet expiring	100.0%	6.7%	3.4%	3.5%	1.5%	1.1%	83.8%

Annualized Cash Rent per square foot(2) (3)(4)	$68.49	$69.88	$53.67	$68.19	$47.09	$38.10	$69.79

Consolidated properties:
Leases expiring	103	6	6	16	11	4	60
Expiring Annualized Cash Rent (in thousands)(2) (3)(4)	$141,443	$14,384	$5,395	$6,266	$1,866	$1,217	$112,315
Expiring square feet(3)(4)	2,095,805	206,011	102,394	89,959	45,036	32,077	1,620,328
% of total square feet expiring	100.0%	9.8%	4.9%	4.3%	2.1%	1.5%	77.4%

Annualized Cash Rent per square foot(2) (3)(4)	$67.49	$69.82	$52.69	$69.65	$41.43	$37.94	$69.32

Unconsolidated joint ventures:
Leases expiring	31	1	4	1	4	2	19
Expiring Annualized Cash Rent (in thousands)(2)(4)(5)	$69,571	$13	$190	$988	$341	$109	$67,930
Expiring square feet(5)	985,126	—	1,665	16,420	1,833	2,725	962,483
% of total square feet expiring	100.0%	—%	0.2%	1.7%	0.2%	0.3%	97.7%

Annualized Cash Rent per square foot(2)(4)	$70.62	$—	$114.14	$60.17	$186.03	$40.00	$70.58
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants, excluding electric reimbursements and free rent.

(3)
Excludes 38,299 square feet of leased residential space and 122,896 square feet of the hotel (which excludes 5,716 square feet leased to the hotel restaurant tenant). Total vacant square footage at June 30, 2015 was 91,471 square feet.

(4)
Excludes leases that have been signed but have not commenced. Excluded square footage associated with leases signed but not commenced totals 64,550 square feet at consolidated properties and 16,226 square feet associated with the Company's unconsolidated joint venture.

(5)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Lease Expirations — Quarterly through 2016

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Combined:(1)
Leases expiring	2	5	2	2	4	2
Expiring Annualized Cash Rent (in thousands)(2) (3)	$16	$14,381	$55	$4,091	$1,149	$290
Expiring square feet(3)	120	205,891	734	72,986	24,137	6,202
% of total square feet expiring	—%	6.7%	—%	2.4%	0.8%	0.2%

Annualized Cash Rent per square foot(2) (3)	$133.33	$69.85	$74.93	$56.05	$47.60	$46.76

Consolidated properties:
Leases expiring	1	5	—	2	2	2
Expiring Annualized Cash Rent (in thousands)(2) (3)	$3	$14,381	$—	$4,091	$1,014	$290
Expiring square feet(3)	120	205,891	—	72,986	23,206	6,202
% of total square feet expiring	—%	9.8%	—%	3.5%	1.1%	0.3%

Annualized Cash Rent per square foot(2) (3)	$25.00	$69.85	$—	$56.05	$43.70	$46.76

Unconsolidated joint ventures:
Leases expiring	1	—	2	—	2	—
Expiring Annualized Cash Rent (in thousands)(2)(4)	$13	$—	$55	$—	$135	$—
Expiring square feet(4)	—	—	734	—	931	—
% of total square feet expiring	—%	—%	0.1%	—%	0.1%	—%

Annualized Cash Rent per square foot(2)	$—	$—	$74.93	$—	$145.01	$—
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants, excluding electric reimbursements and free rent.

(3)	Excludes 38,299 square feet of leased residential space.

(4)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Leasing Activity

	Q2 2015	Q1 2015		Q4 2014	Q3 2014	Q2 2014
Leasing activity:
Leases executed	7	1		2	6	3
Total square feet leased	185,247	22,185		21,868	67,437	45,019
Company's share of square feet leased	114,548	22,185		21,868	49,029	25,387
Initial rent	$56.51	$157.76		$58.31	$56.28	$54.65
Weighted average lease term (years)	12.9	15.5		7.7	10.7	9.6

Replacement leases:(1)
Replacement leases executed	3	1		1	2	2
Square feet	30,579	5,058	(2)	8,364	14,077	6,601

Cash basis:
Initial rent	$48.70	$356.79		$53.97	$53.57	$43.33
Prior escalated rent (3)	$36.64	$250.90		$45.99	$49.68	$39.42
Percentage increase	33%	42%		17%	8%	10%

GAAP basis:
Initial rent	$51.75	$381.19		$61.88	$53.22	$43.84
Prior escalated rent (3)	$40.69	$249.32		$43.67	$49.75	$38.48
Percentage increase	27%	53%		42%	7%	14%

Tenant improvements on replacement leases per square foot(4)	$98.62	$78.88		$17.00	$21.85	$14.40
Leasing commissions on replacement leases per square foot(4)	$31.61	$178.40		$20.82	$14.57	$5.89
_______________

(1)	Replacement leases are for spaces that were leased during the period and also have been leased at some time during the prior twelve months.

(2)	This tenant leased multiple floors and the 5,058 square feet of replacement leasing represents the space that was not previously vacant and was comparable retail space.

(3)	Prior escalated rent is calculated as total annualized income less electric charges. It includes base rent, excluding recoveries.

(4)	Presented as if tenant improvements and leasing commissions were incurred in the period in which the lease was signed, which may be different than the period in which these amounts were actually paid.

New York REIT, Inc.

Tenant Improvements, Leasing Commissions and Capital Expenditures
(in thousands)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Capital expenditures (accrual basis):(1)
First generation tenant improvements	$3,994	$8,196	$6,270	$330	$—
First generation leasing commissions	3,312	—	1,362	312	366
First generation building improvements	1,289	579	4,487	3,276	1,556
Total first generation tenant improvements, leasing commissions and capital expenditures	$8,595	$8,775	$12,119	$3,918	$1,922

Second generation tenant improvements	$—	$—	$102	$305	$363
Second generation leasing commissions	3	3	110	48	245
Second generation building improvements	51	9	—	10	—
Total second generation tenant improvements, leasing commissions and capital expenditures	54	12	212	363	608
Total tenant improvements, leasing commissions and capital expenditures	$8,649	$8,787	$12,331	$4,281	$2,530
____________

(1)	Amounts incurred presented on a combined basis, including our pro rata share of our unconsolidated joint venture.

New York REIT, Inc.
Property Table

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot(3)	Number of Leases
Manhattan Office Properties - Office
Design Center	100.0%	81,082	100.0%	$4,044	$49.87	19
416 Washington Street	100.0%	1,565	100.0%	58	37.10	1
256 West 38th Street	100.0%	106,983	56.0%	2,347	39.19	9
229 West 36th Street	100.0%	129,099	90.5%	4,457	42.77	7
218 West 18th Street	100.0%	165,670	100.0%	9,111	55.00	7
50 Varick Street	100.0%	158,574	100.0%	7,668	48.35	1
333 West 34th Street	100.0%	317,040	100.0%	14,155	44.65	3
1440 Broadway	100.0%	704,709	96.8%	37,277	57.52	12
One Worldwide Plaza	48.9%	878,614	100.0%	56,589	57.52	9
245-249 West 17th Street	100.0%	217,477	98.7%	14,718	68.56	1
Manhattan Office Properties - Office Total		2,760,813	96.9%	150,424	57.56	69

Manhattan Office Properties - Retail
256 West 38th Street	100.0%	10,060	100.0%	421	41.80	2
229 West 36th Street	100.0%	20,132	100.0%	990	49.12	1
333 West 34th Street	100.0%	29,688	100.0%	1,433	48.27	1
1440 Broadway	100.0%	43,145	96.1%	2,846	107.46	9
One Worldwide Plaza	48.9%	123,638	99.3%	4,442	36.19	19
245-249 West 17th Street	100.0%	63,817	100.0%	4,988	78.16	2
Manhattan Office Properties - Retail Total		290,480	99.1%	15,120	55.40	34
Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		3,051,293	97.1%	$165,544	$57.36	103
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

(2)	Inclusive of leases signed but not yet commenced.

(3)	Inclusive only of leases that had commenced as of June 30, 2015.

New York REIT, Inc.
Property Table (continued)

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot(3)	Number of Leases
Manhattan Stand Alone Retail
367-387 Bleecker Street	100.0%	9,724	100.0%	$2,627	$270.17	5
33 West 56th Street (garage)	100.0%	12,856	100.0%	448	34.88	1
416 Washington Street	100.0%	7,436	100.0%	452	60.80	2
One Jackson Square	100.0%	8,392	100.0%	1,650	196.64	4
350 West 42nd Street	100.0%	42,774	100.0%	1,745	40.80	4
350 Bleecker Street	100.0%	14,511	84.6%	714	58.16	2
Sub-Total/Weighted Average Manhattan Stand Alone Retail		95,693	97.7%	7,636	81.71	18

Outer-Borough Properties
86th Street, Brooklyn	100.0%	6,118	100.0%	484	79.19	1
163 Washington Avenue, Brooklyn	97.4%	41,613	94.9%	2,017	51.10	49
163-30 Cross Bay, Queens	100.0%	9,767	100.0%	1,071	109.68	1
1100 Kings Highway, Brooklyn	100.0%	61,318	100.0%	2,754	44.91	5
1623 Kings Highway, Brooklyn	100.0%	19,959	100.0%	1,043	52.25	3
Sub-Total/Weighted Average Outer-Borough Properties		138,775	98.5%	7,369	53.92	59
Portfolio Total		3,285,761	97.2%	$180,549	$57.94	180
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

(2)	Inclusive of leases signed but not yet commenced.

(3)	Inclusive of only leases that had commenced as of June 30, 2015.

Hotel operations for the quarter consisted of the following:

Average occupancy	88.1%
Average daily rate	$354.92
REVPAR	$312.60

New York REIT, Inc.

Definitions

Definitions
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.
Adjusted Cash NOI
Adjusted Cash NOI is Cash NOI (as defined below) after eliminating the effects of free rent.
Adjusted funds from operations (AFFO)
AFFO is Core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs and straight-line rent from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the Company or require capital resources of the Company. We exclude dividends related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. Furthermore we include certain cash inflows and outflows that are reflective of operating activities including preferred returns on joint ventures, second generation tenant improvements and leasing commissions (included in the period in which the lease commences) and recurring capital expenditures. We also include items such as free rent credits paid by sellers because these funds are paid to us during the free rent period and therefore improve our liquidity and ability to pay dividends.
Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash dividends to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.
Annualized Cash Rent
Cash rent at the end of the reporting period, including operating expense reimbursements, excluding electric. Real estate tax reimbursements are typically multiplied by two because they are paid semi-annually. Free rent periods are excluded from annualized cash rent.
Cash net operating income (Cash NOI)
NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.
Core funds from operations (Core FFO)
Core FFO is FFO, excluding acquisition and transaction related costs, non-cash equity-based compensation expenses and certain other costs that management deems to be non-recurring. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividends to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs, management believes Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)
Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization, acquisition and transaction-related expenses and other non-cash items, including our pro rata share of investments in unconsolidated joint ventures. We believe Adjusted EBITDA is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Adjusted EBITDA is adjusted to include our pro rata share of Adjusted EBITDA from unconsolidated joint ventures.
Effective interest rate
The annualized rate, on a 365-day basis, at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs. For instance, the stated interest rate in a loan agreement may be based on a 360 day year. Therefore, the effective interest rate would be the stated rate divided by 360 x 365 days in the year.
First generation building improvements
Capital expenditures on first generation space, as defined below, that are not tenant improvement or leasing commission related.
First generation space
Space that is vacant at acquisition or space that was not consistent with the Company’s operating standards.
First generation tenant improvements and leasing commissions
Tenant improvements and leasing commissions incurred on first generation space as defined above.
Funds from operations (FFO)
Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash dividends. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Net operating income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest, other non-cash items and other income and gains from investments in securities. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income, as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make dividends.
Replacement leases
Leases signed during the current period for space that had been previously leased at any point during the previous twelve months.
Prior escalated rent
Cash rent at expiration of the lease, including real estate tax and other operating expense reimbursements, multiplied by twelve.
Second generation capital expenditures
Represents building investments to maintain current revenues. These capital expenditures which may occur on a regular basis, may relate to repairs and maintenance that extend the useful life of an asset and are therefore capitalized. These costs are included in our calculation of AFFO.
Second generation space
Any space that is not first generation space.
Second generation tenant improvements and leasing commissions
Tenant improvements, leasing commissions, and other leasing costs incurred during leasing of second generation space.
Stated interest rate
The rate at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs.

New York REIT, Inc.

Management/Board of Directors

Executive Management Team		Board of Directors
Michael A. Happel	Chief Executive Officer	Randolph C. Read	Non-Executive Chairman of the Board of Directors
	and President	President and Chief Executive Officer
Nevada Strategic Credit Investments, LLC
Nicholas Radesca	Interim Chief Financial Officer,
Treasurer and Secretary
		P. Sue Perrotty	Independent Director, Audit Committee Chair
Patrick O'Malley	Chief Investment Officer	President and Chief Executive Officer
AFM Financial Services

		William M. Kahane	Director
Former Chief Executive Officer
RCS Capital Corp.

		Robert H. Burns	Independent Director
Former Chairman and Chief Executive Officer
Regent International Hotels

Company Information
Address:	405 Park Avenue, 14th floor
New York, NY 10022
Phone:	212-415-6500
Website:	www.nyrt.com